UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                September 3, 2003


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

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 Louisiana                             1-12227                  72-1106167
-----------------------------   ------------------------- ---------------------

(State or other jurisdiction   (Commission File Number)   (IRS Employer
    of incorporation)                                       Identification No.)
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                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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                                       -3-

Item 5.  Other Events.

         On September 3, 2003, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following materials are filed as Exhibits to this Current Report on Form 8-K.

99.1. Press Release dated September 3, 2003 - Shaw Awarded EPC Contract for 500 Megawatt Power Plant in New York City.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE SHAW GROUP INC.
                                       (Registrant)

Date: September 3, 2003                By: /s/ Robert L. Belk
                                       -----------------------------
                                       Robert L. Belk, Executive Vice President
                                          and Chief Financial Officer

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                September 3, 2003

------------------------ ------------------------------------------------------

    Exhibit Number       Description                                Page No.
------------------------ --------------------------------------  --------------

         99.1            Press Release dated September 3, 2003
                         Shaw Awarded EPC Contract for 500
                         Megawatt Power Plant in New York City